Page 46 of 51 Pages

SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Bank of America Corporation may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: November 14, 2024	/s/ Warren E. Buffett
Warren E. Buffett

Dated: November 14, 2024	Berkshire Hathaway Inc.

/s/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman and Chief Executive Officer

Dated: November 14, 2024	National Indemnity Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	GEICO Corporation

/s/ Todd A. Combs
By: Todd A. Combs
Title: President

Dated: November 14, 2024	Government Employees Insurance Company

/s/ Todd A. Combs
By: Todd A. Combs
Title: President

Dated: November 14, 2024	GEICO Indemnity Company

/s/ Todd A. Combs
By: Todd A. Combs
Title: Vice President

Dated: November 14, 2024	General Re Corporation

/s/ Michael P. O’Dea
By: Michael P. O’Dea
Title: Senior Vice President

Page 47 of 51 Pages

Dated: November 14, 2024	General Reinsurance Corporation

/s/ Michael P. O’Dea
By: Michael P. O’Dea
Title: Senior Vice President

Dated: November 14, 2024	General Star Indemnity Company

/s/ Michael P. O’Dea
By: Michael P. O’Dea
Title: Treasurer

Dated: November 14, 2024	General Star National Insurance Company

/s/ Michael P. O’Dea
By: Michael P. O’Dea
Title: Treasurer

Dated: November 14, 2024	Central States of Omaha Companies, Inc.

/s/ Kim Young
By: Kim Young
Title: Chief Financial Officer

Dated: November 14, 2024	Central States Indemnity Company of Omaha

/s/ Kim Young
By: Kim Young
Title: Chief Financial Officer

Dated: November 14, 2024	Berkshire Hathaway Life Insurance Company of Nebraska

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	Berkshire Hathaway Homestate Insurance Company

/s/ Andrew R. Linkhart
By: Andrew R. Linkhart
Title: Chief Financial Officer

Dated: November 14, 2024	BH Finance LLC

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Title: President

Dated: November 14, 2024	Oak River Insurance Company

/s/ Andrew R. Linkhart
By: Andrew R. Linkhart
Title: Chief Financial Officer

Dated: November 14, 2024	Cypress Insurance Company

/s/ Andrew R. Linkhart
By: Andrew R. Linkhart
Title: Chief Financial Officer

Page 48 of 51 Pages

Dated: November 14, 2024	National Liability & Fire Insurance Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	Finial Holdings Inc.

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	Finial Reinsurance Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	Columbia Insurance Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	NRG America Holding Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	National Indemnity Company of the South

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	National Indemnity Company of Mid-America

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Page 49 of 51 Pages

Dated: November 14, 2024	Berkshire Hathaway Specialty Insurance Company

/s/ Dale D Geistkemper
By: Dale D Geistkemper
Title: Treasurer

Dated: November 14, 2024	U.S. Investment Corporation

/s/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Senior Vice President

Dated: November 14, 2024	United States Liability Insurance Company

/s/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Senior Vice President

Page 50 of 51 Pages

Dated: November 14, 2024	Mount Vernon Fire Insurance Company

/s/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Senior Vice President

Dated: November 14, 2024	Berkshire Hathaway Life Insurance Company of Nebraska

/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Dated: November 14, 2024	BHG Life Insurance Company

/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Dated: November 14, 2024	First Berkshire Life Insurance Company

/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Dated: November 14, 2024	National Fire & Marine Insurance Company

/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

Dated: November 14, 2024	MedPro Group Inc.

/s/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Chief Financial Officer

Dated: November 14, 2024	The Medical Protective Company

/s/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Chief Financial Officer

Page 51 of 51 Pages

Dated: November 14, 2024	West GUARD Insurance Company

/s/ Adam Edelstein
By: Adam Edelstein
Title: President

Dated: November 14, 2024	Am GUARD Insurance Company

/s/ Adam Edelstein
By: Adam Edelstein
Title: President

Dated: November 14, 2024	NorGUARD Insurance Company

/s/ Adam Edelstein
By: Adam Edelstein
Title: President

Dated: November 14, 2024	Berkshire Hathaway Direct Insurance Company

/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer